Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

BRIDGES INVESTMENT FUND, INC.

SUPPLEMENT DATED NOVEMBER 1, 2022 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2022

At a meeting held September 26, 2022, the Board of Directors (the “Board”) of Bridges Investment Fund, Inc. (the “Fund”) approved, and recommended approval by a vote of the Fund’s shareholders, an Agreement and Plan of Reorganization whereby the Fund would reorganize from a standalone structure (organized as a Nebraska corporation) (the “Reorganization”) and move into a newly-created series of Professionally Managed Portfolios (organized as a Massachusetts business trust) – to be referred to as the Bridges Investment Fund (the “Acquiring Fund”). The Reorganization is structured as a tax-free reorganization for federal tax purposes.

The Acquiring Fund’s investment objectives and principal investment strategies are identical to those of the Fund. In addition, Bridges Investment Management, Inc. (the “Adviser”), which serves as the current investment adviser to the Fund, will continue to serve as the investment adviser to the Acquiring Fund with the same portfolio management team, and there will be no changes to the Fund’s advisory fee. It is anticipated that the Acquiring Fund will have a lower net expense ratio than the Fund. The purpose of the proposal is to seek to achieve greater economies of scale for the Fund due to the larger assets of the multiple series trust platform and to obtain greater access to the resources offered by the multiple series trust platform.

In the coming weeks, the Fund’s shareholders of record will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. A Special Meeting of the Fund shareholders is scheduled for Wednesday, December 7th, 2022, at 11:00 a.m. Central Time at the Fund’s offices in Omaha, Nebraska. A more complete description of the Reorganization, as well as information regarding the factors the Board considered in approving the Reorganization will be provided in the proxy statement. If approved by the Fund shareholders, the Reorganization is expected to take effect on or about December 30, 2022, although the date may be changed by the parties in accordance with the Agreement and Plan of Reorganization. When you receive your proxy statement, please review it and cast your vote so the Fund may avoid any future solicitations. Your vote is important to the Fund.

Please retain this supplement with your Prospectus and SAI.